UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2023

FIRST HAWAIIAN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14585	99-0156159
(Commission File Number)	(IRS Employer Identification No.)

999 Bishop St., 29th Floor
Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 525-7000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	FHB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2023, Mr. Ralph M. Mesick, Vice Chairman and Chief Risk Officer of First Hawaiian, Inc. (the “Company”) and First Hawaiian Bank (the “Bank”), and the Company entered into a separation agreement, pursuant to which Mr. Mesick will separate from his positions with the Company and the Bank effective July 1, 2023. In addition, on June 28, 2023, Mr. Lance A. Mizumoto, Vice Chairman and Chief Lending Officer, Wholesale Banking Group, of First Hawaiian, Inc. (the “Company”) and First Hawaiian Bank (the “Bank”), and the Company entered into a separation agreement, pursuant to which Mr. Mizumoto will separate from his positions with the Company and the Bank effective October 1, 2023.

Each of Messrs. Mesick and Mizumoto will be entitled to payments and benefits pursuant to the terms of the First Hawaiian, Inc. Executive Severance Plan (the “Plan”), including a lump sum severance payment equal to the sum of (i) each respective individual’s highest base salary earned during 2020, 2021 and 2022 plus (ii) the average bonus payments actually received by each respective individual for 2021 and 2022, and will continue to be subject to the one-year non-competition and employee and customer non-solicitation provisions thereunder, consistent with the description of the Plan under the caption “Executive Compensation – Executive Compensation Tables - Potential Payments upon Termination or Change in Control – Executive Severance Plan” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 16, 2023. In each case, termination of employment will constitute a retirement under the terms of the First Hawaiian, Inc. Omnibus Incentive Compensation Plan.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release on June 29, 2023 announcing the retirements of Messrs. Mesick and Mizumoto, which is attached as Exhibit 99.1 to this current report on Form 8-K. A copy of the press release is being furnished pursuant to Item 7.01 of Form 8-K and the information included therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description

99.1	Press Release issued by the Company, dated June 29, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HAWAIIAN, INC.

Date: July 3, 2023	By:	/s/ Robert S. Harrison
	Name:	Robert S. Harrison
	Title:	Chairman of the Board, President and Chief Executive Officer